United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number: 811-134

                     AllianceBernstein Balanced Shares, Inc.
               (Exact name of registrant as specified in charter)

                     1345 Avenue of the Americas, New York,
                      New York 10105 (Address of principal
                          executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                     Date of reporting period: May 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Asset Allocation
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein Balanced Shares


Semi-Annual Report -- May 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

July 15, 2004

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the semi-annual reporting period ended May 31, 2004.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The following table provides performance data for the Fund and several indices, the Russell 1000 Value Index, the Lehman Brothers (LB) Government/Credit Index, the Citigroup 1-Year Treasury Bond Index as well as the Fund's composite benchmark, a 60%/25%/15% blend of the Russell 1000 Value Index, the LB Government/Credit Index and the Citigroup 1-Year Treasury Bond Index, respectively, for the six- and 12-month periods ended May 31, 2004. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Balanced Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

-------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended May 31, 2004


                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Balanced Shares
   Class A                      6.09%             11.59%
------------------------------------------------------------
   Class B                      5.72%             10.78%
------------------------------------------------------------
   Class C                      5.70%             10.81%
------------------------------------------------------------
Russell 1000 Value Index        7.80%             19.82%
------------------------------------------------------------
Lehman Brothers
Government/Credit Index         0.38%             -1.52%
------------------------------------------------------------
Citigroup 1-Year Treasury
Bond Index                      0.45%              0.93%
------------------------------------------------------------
Composite Benchmark:
   60% Russell
   1000 Value
   Index / 25%
   Lehman Brothers
   Government/
   Credit Index /
   15% Citigroup
   1-Year Treasury
   Bond Index                   4.84%             11.65%
------------------------------------------------------------
Lipper Balanced
Funds Average                   3.70%             10.91%
------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2004. Performance assumes reinvestment of distributions and does not account for taxes. All fees and expenses related to the operation of


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 1
the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class and Class R shares will vary due to different expenses associated with these classes. Past performance is no guarantee of future results.

None of the following indices or composites reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The unmanaged Citigroup 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a 60%/25%/15% blend of the Russell 1000 Value Index, the LB Government/Credit Index and the Citigroup 1-Year Treasury Bond Index, respectively. For the six- and 12-month periods ended May 31, 2004, the Lipper Balanced Funds Average consisted of 574 and 535 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Shares.

Additional investment results appear on pages 6-8.

-------------------------------------------------------------------------------
For the six-month period ended May 31, 2004, the Fund's Class A shares outperformed both the composite benchmark and the peer group as represented by the Lipper Average. For the 12-month period ended May 31, 2004, the Fund's Class A shares outpaced the Lipper Average and performed in line with the composite benchmark.

The performance of the Fund's equity allocation during the six-month period ended May 31, 2004 was enhanced by its underweighted position in the technology and financial services sectors and by an overweighted position in the energy sector. Performance was hindered by overweighted positions in the transportation and consumer services sectors. During the 12-month period ended May 31, 2004, equity performance was aided by underweighted positions in the utilities and technology sectors and by overweighted positions in the consumer staples and energy sectors. The Fund's return for the 12-month period was hurt by overweighted positions in the health care and transportation sectors.

The Fund's fixed-income allocation modestly outperformed the fixed income market, as measured by the LB Government/Credit Index, during the six-month reporting period ended May


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BALANCED SHARES

31, 2004. The Fund's fixed-income portfolio was primarily underweighted in duration and overweighted in credit during the period under review. After being the source of some underperformance through March 2004, the short duration exposure began to positively impact the Fund's performance in April 2004. This occurred as the Treasury market sold off in response to strong inflation and economic data which caused investors to advance expectations for monetary tightening to June 2004. In addition, investors began to price in a faster rate of monetary tightening than was expected at the end of March 2004. The rise in bond yields persisted into May 2004, with the weighted-average yield on the Treasury market closing approximately 50 basis points higher than at the end of 2003, according to the LB Government/Credit Index.

The Fund's credit exposure added modestly to its returns. Our tactical exposure to high yield aided performance as risk premiums in the sector widened only modestly, which was more than offset by the higher income. The Fund's investment-grade exposure detracted moderately due primarily to our overweighted positions in autos, cable and European bank Tier 1 Capital securities. Generally, Tier 1 Capital securities consist of common stock and surplus, retained earnings, qualifying perpetual preferred stock and surplus and minority interest in consolidated subsidiaries, less disallowed intangibles such as goodwill. In order to satisfy the minimum capital adequacy ratio for commercial banking organizations, Tier 1 Capital must be at least four percent of a bank's risk-weighted assets.

Market Review and Investment Strategy

The reporting period was characterized by a gradually improving economic picture offset to some degree by an escalation in geopolitical tensions, most notably a worsening outlook for Iraq late in the reporting period. Stocks rebounded throughout 2003 as investors once again seemed willing to accept risk within their portfolios. During the six-month period ended May 31, 2004, stocks continued their rally early on only to sell off during April and May 2004 as concerns about higher interest rates domestically, coupled with a government-imposed slow down in the Chinese economy and mounting casualties in Iraq, were enough to cause investors to question the sustainability of profit growth rates.

We trimmed technology holdings in the equity portion of the Fund's portfolio throughout the latter half of 2003 and redeployed the proceeds into consumer staples securities. Economic exposure was maintained via holdings in the consumer services sector, namely media companies, in addition to the industrials and transportation sectors.

In the fixed-income portion of the Fund, we remain very constructive on the ongoing expansion of the economy and profits, driven in part by the continuing recovery in employment, income and capital spending. We expect the U.S. Federal Reserve (the "Fed") to begin, in June 2004, to normalize interest rates, which are quite low for the current run-rate of inflation and nominal gross domestic product (GDP). We expect the Fed to move in a slower fashion than it did during the


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 3
last major tightening cycle in 1994 and, therefore, we expect that the cycle of rising policy rates will last at least a year and possibly longer than that.

Accordingly, we expect that the Fund's underweighted position in duration should persist as a thematic exposure for some time. We have lowered our cash-weighted exposure to credit, moving close to neutral versus the benchmark while holding a lower credit quality bias. We find the credit markets, on average, to be fairly valued relative to the Fund's forward interest rate and credit metric forecasts and, therefore, see no incentive to continue to hold a meaningful overweight. We continue to hold the overweighted positions in autos, cable and Tier 1 Capital securities as these are sectors that we find relatively cheap versus our forward credit forecasts.

In the fixed-income portion of the Fund, we also maintain a robust tactical allocation to below investment-grade issuers as we are hopeful that the ongoing expansion of profits and free cash flow should benefit this sector's fundamentals. In addition, we believe that the additional income in this sector should help to cushion the forecasted rise in interest rates. We believe that auto sector paper should recover as income and employment support auto sales. While the Fund's cable exposure might remain cheap due to perpetual merger & acquisition (M&A) risk, we believe that the yield premium and robust free cash flow in the sector more than justify the risks.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                              Portfolio Summary
-------------------------------------------------------------------------------


PORTFOLIO SUMMARY
May 31, 2004 (unaudited)


INCEPTION DATES
Class A Shares
6/8/32
Class B Shares
2/4/91
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $1,532.9


SECURITY TYPE BREAKDOWN*
     68.6%   Common Stock
     14.5%   Treasury Securities
      9.2%   Corporate Bond
      1.9%   FNMA                             [PIE CHART OMITTED]
      1.0%   Preferred Stock
      0.4%   Sovereign Debt
      0.1%   Yankee Bond

      4.3%   Short-Term


* The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 5

                                                             Investment Results
-------------------------------------------------------------------------------


INVESTMENT RESULTS

CLASS A SHARE AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004

-------------------------------------------------------------------------------
                                    NAV Returns            SEC Returns
                1 Year                11.59%                  6.82%
               5 Years                 5.03%                  4.13%
              10 Years                10.24%                  9.77%


INVESTMENT RESULTS

CLASS A SHARE SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2004)

-------------------------------------------------------------------------------
                                                          SEC Returns
                1 Year                                        8.11%
               5 Years                                        3.94%
              10 Years                                       10.22%


The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds). Returns are for Class A shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                             Investment Results
-------------------------------------------------------------------------------

INVESTMENT RESULTS

CLASS B SHARE AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004

-------------------------------------------------------------------------------
                                   NAV Returns            SEC Returns
                1 Year                10.78%                  6.78%
               5 Years                 4.27%                  4.27%
              10 Years(a)              9.57%                  9.57%


CLASS B SHARE SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2004)

-------------------------------------------------------------------------------
                                                          SEC Returns
                1 Year                                        8.14%
               5 Years                                        4.08%
              10 Years(a)                                    10.02%


The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds). Returns are for Class B shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4). Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


(a)  Assumes conversion of Class B shares into Class A shares after eight years.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 7

                                                             Investment Results
-------------------------------------------------------------------------------

INVESTMENT RESULTS

CLASS C SHARE AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004

-------------------------------------------------------------------------------
                                    NAV Returns            SEC Returns
                1 Year                10.81%                  9.81%
               5 Years                 4.28%                  4.28%
              10 Years                 9.43%                  9.43%

INVESTMENT RESULTS

CLASS C SHARE SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2004)

-------------------------------------------------------------------------------
                                                           SEC Returns
                1 Year                                       11.08%
               5 Years                                        4.09%
              10 Years                                        9.87%


The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds). Returns are for Class C shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable contingent deferred sales charge for Class C shares (1% year 1). Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                           Ten Largest Holdings
-------------------------------------------------------------------------------


TEN LARGEST HOLDINGS
May 31, 2004 (unaudited)


                                                                    Percent of
Company                                              Value          Net Assets
_______________________________________________________________________________

U.S. Treasury Notes                             $ 202,776,453          13.2%
-------------------------------------------------------------------------------
American International Group, Inc.                 47,842,910           3.1
-------------------------------------------------------------------------------
Federal National Mortgage Association
  (Common and Debt)                                44,506,508           2.9
-------------------------------------------------------------------------------
Citigroup, Inc.                                    43,694,995           2.9
-------------------------------------------------------------------------------
Bank of America Corp.                              35,598,344           2.3
-------------------------------------------------------------------------------
Bank One Corp.                                     35,484,780           2.3
-------------------------------------------------------------------------------
ConocoPhillips                                     35,125,070           2.3
-------------------------------------------------------------------------------
Microsoft Corp.                                    26,576,610           1.8
-------------------------------------------------------------------------------
Avon Products, Inc.                                26,273,504           1.7
-------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                  25,701,263           1.7
-------------------------------------------------------------------------------
                                                $ 523,580,437          34.2%



_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
May 31, 2004 (unaudited)

Company                                                Shares             Value
-------------------------------------------------------------------------------
COMMON & OTHER INVESTMENTS-69.6%

Finance-18.9%
Banking - Money Centers-6.7%
Bank of America Corp.                                 428,225    $   35,598,344
Citigroup, Inc.                                       941,094        43,694,995
J.P. Morgan Chase & Co.*                              385,200        14,190,768
Royal Bank of Scotland Group Plc pfd.
  (United Kingdom)                                     50,000         1,107,000
Wachovia Corp.                                        185,400         8,752,734
                                                                 --------------
                                                                    103,343,841
                                                                 --------------
Banking - Regional-2.3%
Bank One Corp.                                        732,400        35,484,780
                                                                 --------------
Brokerage & Money Management-1.6%
Merrill Lynch & Co., Inc.*                            301,600        17,130,880
Morgan Stanley                                        150,000         8,026,500
                                                                 --------------
                                                                     25,157,380
                                                                 --------------
Insurance-6.4%
ACE, Ltd. (Bermuda)                                   455,000        18,736,900
AFLAC, Inc.                                           152,800         6,203,680
American International Group, Inc.                    652,700        47,842,910
Axis Capital Holdings, Ltd. (Bermuda)*                138,500         3,871,075
Genworth Financial, Inc. Cl.A                          12,025           300,625
Metlife, Inc.*                                        259,000         9,207,450
The Allstate Corp.                                    257,400        11,320,452
                                                                 --------------
                                                                     97,483,092
                                                                 --------------
Mortgage Banking-1.3%
Fannie Mae                                            216,400        14,650,280
PMI Group, Inc.*                                       92,400         3,988,908
Sovereign Capital Trust IV                             16,000           762,000
                                                                 --------------
                                                                     19,401,188
                                                                 --------------
Miscellaneous-0.6%
MBNA Corp.                                            349,980         8,889,492
                                                                 --------------
                                                                    289,759,773
                                                                 --------------
Consumer Services-8.8%
Broadcasting & Cable-5.0%
Clear Channel Communications, Inc.                    352,800        14,006,160
Comcast Corp. Cl.A(a)                                 307,206         8,893,614
Comcast Corp. Cl.A Special(a)*                        306,000         8,675,100
Time Warner, Inc.(a)*                                 758,200        12,919,728
Viacom, Inc. Cl.B                                     696,700        25,701,263
Westwood One, Inc.(a)*                                260,600         7,070,078
                                                                 --------------
                                                                     77,265,943
                                                                 --------------
Cellular Communications-0.3%
Nextel Communications, Inc.(a)                        201,500         4,660,695
                                                                 --------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


Company                                                Shares             Value
-------------------------------------------------------------------------------
Entertainment & Leisure-1.4%
Carnival Corp. (Panama)*                              419,800    $   17,887,678
Harley-Davidson, Inc.                                  64,000         3,679,360
                                                                 --------------
                                                                     21,567,038
                                                                 --------------
Restaurants & Lodging-0.5%
McDonald's Corp.                                      274,200         7,238,880
                                                                 --------------
Retail - General Merchandise-1.6%
The Home Depot, Inc.                                  492,600        17,694,192
The TJX Cos, Inc.*                                    240,100         5,980,891
                                                                 --------------
                                                                     23,675,083
                                                                 --------------
                                                                    134,407,639
                                                                 --------------
Energy-8.6%
Domestic Integrated-0.6%
Occidental Petroleum Corp.                            199,000         8,795,800
                                                                 --------------
Domestic Producers-0.8%
Devon Energy Corp.                                     57,900         3,436,944
Noble Energy, Inc.                                    212,200         9,621,148
                                                                 --------------
                                                                     13,058,092
                                                                 --------------
International-3.8%
BP Plc (ADR) (United Kingdom)*                        359,700        19,064,100
ChevronTexaco Corp.                                   184,000        16,633,600
Exxon Mobil Corp.                                     523,900        22,658,675
                                                                 --------------
                                                                     58,356,375
                                                                 --------------
Oil Service-1.1%
EnCana Corp. (Canada)                                 134,100         5,276,835
Halliburton Co.                                       148,200         4,303,728
Nabors Industries, Ltd. (Barbados)(a)                 164,000         6,789,600
                                                                 --------------
                                                                     16,370,163
                                                                 --------------
Miscellaneous-2.3%
ConocoPhillips                                        479,000        35,125,070
                                                                 --------------
                                                                    131,705,500
                                                                 --------------
Health Care-7.6%
Drugs-1.6%
Pfizer, Inc.                                          704,000        24,879,360
                                                                 --------------
Medical Products-1.4%
Alcon, Inc. (Switzerland)*                            112,000         8,787,520
Boston Scientific Corp.(a)                            289,100        12,807,130
                                                                 --------------
                                                                     21,594,650
                                                                 --------------
Medical Services-4.6%
Anthem, Inc.(a)*                                      145,300        12,863,409
Caremark Rx, Inc.(a)                                  290,500         9,063,600
HCA, Inc.*                                            428,900        16,654,187


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 11

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


Company                                                Shares             Value
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.*                             154,300    $   10,068,075
WellPoint Health Networks, Inc.(a)                    188,000        20,969,520
                                                                 --------------
                                                                     69,618,791
                                                                 --------------
                                                                    116,092,801
                                                                 --------------
Consumer Staples-7.1%
Beverages-1.9%
Anheuser-Busch Cos., Inc.                             269,600        14,361,592
PepsiCo, Inc.                                         125,100         6,676,587
The Coca-Cola Co.                                     153,000         7,856,550
                                                                 --------------
                                                                     28,894,729
                                                                 --------------
Cosmetics-2.1%
Avon Products, Inc.                                   296,340        26,273,504
International Flavors & Fragrances, Inc.              178,000         6,404,440
                                                                 --------------
                                                                     32,677,944
                                                                 --------------
Food-0.2%
Dean Foods Co.(a)                                      99,300         3,505,290
                                                                 --------------
Household Products-1.3%
The Procter & Gamble Co.*                             183,300        19,763,406
                                                                 --------------
Tobacco-1.6%
Altria Group, Inc.                                    490,000        23,505,300
                                                                 --------------
                                                                    108,346,669
                                                                 --------------
Technology-4.1%
Computer Hardware/Storage-1.8%
EMC Corp.(a)                                          293,800         3,302,312
Hewlett-Packard Co.                                   647,000        13,742,280
International Business Machines Corp.                 111,800         9,904,362
                                                                 --------------
                                                                     26,948,954
                                                                 --------------
Semi-Conductor Capital Equipment-0.3%
Applied Materials, Inc.(a)                            252,800         5,045,888
                                                                 --------------
Semi-Conductor Components-0.3%
Marvell Technology Group, Ltd. (Bermuda)(a)*           77,400         3,681,918
                                                                 --------------
Software-1.7%
Microsoft Corp.                                     1,008,600        26,576,610
                                                                 --------------
                                                                     62,253,370
                                                                 --------------
Utilities-4.0%
Electric & Gas Utility-1.7%
DTE Energy Trust I pfd.                                60,000         1,569,000
Entergy Corp.*                                        164,000         8,956,040
Exelon Corp.*                                         302,400        10,069,920
PPL Corp.                                             140,300         6,053,945
                                                                 --------------
                                                                     26,648,905
                                                                 --------------
Telephone Utility-2.3%
BellSouth Corp.*                                      220,700         5,508,672
SBC Communications, Inc.                              323,000         7,655,100


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


Company                                                Shares             Value
-------------------------------------------------------------------------------
Sprint Corp.                                          456,600    $    8,109,216
Verizon Communications, Inc.                          399,500        13,814,710
                                                                 --------------
                                                                     35,087,698
                                                                 --------------
                                                                     61,736,603
                                                                 --------------
Capital Goods-3.9%
Automotive-0.2%
Ford Motor Co. Capital Trust II pfd.                   60,000         3,210,000
                                                                 --------------
Electrical Equipment-0.6%
Johnson Controls, Inc.*                               171,400         9,241,888
                                                                 --------------
Machinery-1.0%
Ingersoll-Rand Co. Cl.A (Bermuda)                     152,100         9,932,130
PACCAR, Inc.*                                         103,000         5,747,400
                                                                 --------------
                                                                     15,679,530
                                                                 --------------
Miscellaneous-2.1%
General Electric Co.*                                 561,600        17,476,992
United Technologies Corp.*                            170,600        14,434,466
                                                                 --------------
                                                                     31,911,458
                                                                 --------------
                                                                     60,042,876
                                                                 --------------
Transportation-2.4%
Railroad-2.4%
Burlington Northern Santa Fe Corp.                    461,400        15,198,516
Union Pacific Corp.*                                  385,300        22,470,696
                                                                 --------------
                                                                     37,669,212
                                                                 --------------
Consumer Manufacturing-1.4%
Building & Related-1.3%
American Standard Cos., Inc.(a)*                      442,800        16,613,856
Mohawk Industries, Inc.(a)*                            45,000         3,340,800
                                                                 --------------
                                                                     19,954,656
                                                                 --------------
Miscellaneous-0.1%
Bunge, Ltd. (Bermuda)                                  58,100         2,157,834
                                                                 --------------
                                                                     22,112,490
                                                                 --------------
Basic Industry-1.2%
Chemicals-0.8%
Air Products & Chemicals, Inc.*                       151,100         7,550,467
E.I. du Pont de Nemours & Co.                         113,700         4,911,840
                                                                 --------------
                                                                     12,462,307
                                                                 --------------
Containers-0.1%
Ball Corp.                                              8,500           580,635
                                                                 --------------
Mining & Metals-0.3%
Alcoa, Inc.                                           162,000         5,070,600
                                                                 --------------
                                                                     18,113,542
                                                                 --------------
Multi-Industry Companies-1.0%
3M Co.*                                                95,000         8,033,200
Tyco International, Ltd.*                             237,097         7,300,216
                                                                 --------------
                                                                     15,333,416
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 13

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Aerospace & Defense-0.6%
Aerospace-0.6%
Northrop Grumman Corp.*                                89,700    $    9,250,761
                                                                 --------------
Total Common & Other Investments
  (cost $894,964,363)                                             1,066,824,652
                                                                 --------------
DEBT OBLIGATIONS-26.3%
U.S. Government & Government Sponsored
  Agency Obligations-16.6%
Federal National Mortgage Association
  5.00%, 1/15/07                                      $16,000        16,707,120
  6.625%, 10/15/07                                     12,000        13,149,108
U.S. Treasury Bonds
  5.375%, 2/15/31                                       1,900         1,907,646
  8.125%, 8/15/19                                       3,815         4,975,595
  9.875%, 11/15/15                                      1,000         1,436,485
  11.25%, 2/15/15*                                      9,000        13,865,625
U.S. Treasury Notes
  1.875%, 12/31/05*                                     8,000         7,950,632
  2.00%, 8/31/05*                                      66,000        66,007,788
  3.00%, 11/15/07*                                     14,200        14,083,517
  3.00%, 2/15/09*                                       1,800         1,741,923
  3.125%, 4/15/09                                         900           874,231
  3.25%, 8/15/08*                                      10,000         9,878,130
  3.625%, 5/15/13*                                      6,390         5,965,915
  4.00%, 11/15/12*                                     28,500        27,491,385
  4.00%, 2/15/14*                                       4,900         4,659,596
  4.25%, 8/15/13*                                      13,680        13,303,814
  5.625%, 5/15/08*                                     19,375        20,900,026
  6.00%, 8/15/09                                        2,250         2,474,824
  6.125%, 8/15/07*                                     23,000        25,049,346
  7.50%, 2/15/05                                        2,300         2,395,326
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $251,105,074)                                               254,818,032
                                                                 --------------
Corporate Debt Obligations-9.2%
Agriculture-0.0%
Case New Holland, Inc.
  9.25%, 8/01/11(b)                                       400           422,000
                                                                 --------------
Automotive-0.4%
General Motors Corp.
  8.375%, 7/15/33                                       4,700         4,905,376
Lear Corp. Series B
  8.11%, 5/15/09                                        1,100         1,257,389
                                                                 --------------
                                                                      6,162,765
                                                                 --------------


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Banking-1.5%
Barclays Bank Plc (United Kingdom)
  8.55%, 6/15/11(b)*                                   $1,000    $    1,191,957
BB&T Corp.
  6.50%, 8/01/11                                        1,000         1,083,820
BNP Paribas
  5.125%, 1/15/15(b)                                    1,200         1,163,974
Capital One Bank
  6.50%, 6/13/13                                        1,600         1,635,057
Chase Manhattan Corp.
  7.00%, 11/15/09                                       1,000         1,121,079
DBS Group Holdings, Ltd.
  7.125%, 5/15/11(b)                                    1,500         1,655,079
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                                      850           936,475
First Union Capital II
  7.95%, 11/15/29                                       1,350         1,598,988
HBOS Plc (United Kingdom)
  5.375%, 11/01/13(b)                                   1,250         1,207,495
HSBC Capital Funding LP (United Kingdom)
  10.176%, 6/30/30(b)                                   2,500         3,487,025
Ing Capital Funding Trust III
  8.439%, 12/31/49                                      2,000         2,330,712
Royal Bank of Scotland Group Plc
  (United Kingdom)
  7.648%, 8/31/49                                       1,000         1,121,638
Sanwa Bank, Ltd.
  7.40%, 6/15/11                                          800           886,873
UFJ Finance Aruba AEC (Aruba)
  6.75%, 7/15/13                                          800           819,871
US Bancorp
  7.50%, 6/01/26                                        2,025         2,359,526
                                                                 --------------
                                                                     22,599,569
                                                                 --------------
Broadcasting/Media-0.2%
AT&T Corp.- Liberty Media Group
  8.25%, 2/01/30*                                       1,250         1,426,126
Time Warner Entertainment Co.
  8.375%, 3/15/23*                                      1,625         1,889,528
                                                                 --------------
                                                                      3,315,654
                                                                 --------------
Building/Real Estate-0.3%
Beazer Homes USA, Inc.
  8.375%, 4/15/12                                         400           423,000
CRH America, Inc.
  6.40%, 10/15/33                                       1,200         1,183,466
  6.95%, 3/15/12                                          750           825,205
EOP Operating LP
  5.875%, 1/15/13                                         225           227,161
  7.875%, 7/15/31                                       1,000         1,111,440
Meritage Corp.
  9.75%, 6/01/11                                          400           438,000
                                                                 --------------
                                                                      4,208,272
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 15

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Cable-0.3%
Comcast Corp.
  7.05%, 3/15/33                                       $  500    $      521,933
EchoStar DBS Corp.
  9.125%, 1/15/09                                         520           574,600
  5.75%, 10/01/08(b)                                    1,300         1,277,250
Rogers Cable, Inc. (Canada)
  6.25%, 6/15/13                                        1,260         1,185,777
Shaw Communications, Inc. (Canada)
  7.20%, 12/15/11                                       1,050         1,099,400
                                                                 --------------
                                                                      4,658,960
                                                                 --------------
Communications-0.5%
Citizens Communications Co.
  9.00%, 8/15/31                                        1,000           940,028
KPN NV (Netherlands)
  8.375%, 10/01/30                                      2,500         3,041,985
Sprint Capital Corp.
  6.875%, 11/15/28                                      3,700         3,594,247
TPSA Finance BV (Netherlands)
  7.75%, 12/10/08                                         200           223,090
                                                                 --------------
                                                                      7,799,350
                                                                 --------------
Communications - Fixed-0.4%
British Telecommunications Plc (United Kingdom)
  8.875%, 12/15/30                                      4,650         5,778,792
Qwest Services Corp.
  13.50%, 12/15/10(b)                                     725           839,188
                                                                 --------------
                                                                      6,617,980
                                                                 --------------
Communications - Mobile-0.4%
America Movil S.A. de C.V. (Mexico) Series L
  5.50%, 3/01/14(b)                                       550           509,685
AT&T Wireless Services, Inc.
  8.75%, 3/01/31*                                       2,000         2,444,774
Mobifon Holdings BV (Netherlands)
  12.50%, 7/31/10                                         500           552,500
Mobile Telesystems Finance, SA (Luxembourg)
  8.375%, 10/14/10(b)                                     750           706,875
PTC International Finance II, SA (Luxembourg)
  11.25%, 12/01/09                                      1,250         1,350,000
TELUS Corp. (Canada)
  7.50%, 6/01/07                                          800           876,506
Tritel PCS, Inc.
  10.375%, 1/15/11                                        195           226,367
                                                                 --------------
                                                                      6,666,707
                                                                 --------------
Containers-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                       1,800         1,773,016
                                                                 --------------
Electric & Gas Utility-0.1%
First Energy Corp.
  7.375%, 11/15/31                                      2,000         2,092,580
                                                                 --------------


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Energy-0.2%
Chesapeake Energy Corp.
  9.00%, 8/15/12                                       $1,000    $    1,125,000
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)                                       850           928,779
Union Pacific Resources Group, Inc.
  7.30%, 4/15/09                                          850           942,934
XTO Energy, Inc.
  7.50%, 4/15/12                                          400           450,679
                                                                 --------------
                                                                      3,447,392
                                                                 --------------
Entertainment & Leisure-0.1%
Six Flags, Inc.
  9.50%, 2/01/09                                        1,000         1,023,750
  9.75%, 4/15/13 *                                        800           804,000
                                                                 --------------
                                                                      1,827,750
                                                                 --------------
Financial-1.1%
CIT Group, Inc.
  7.375%, 4/02/07*                                      2,000         2,197,412
Countrywide Funding Corp.
  4.25%, 12/19/07                                       1,500         1,516,097
Ford Motor Credit Co.
  7.00%, 10/01/13*                                        800           804,287
  7.375%, 2/01/11                                       2,350         2,474,320
General Electric Capital Corp.
  5.00%, 6/15/07                                        1,500         1,560,711
  5.875%, 2/15/12*                                      1,250         1,312,683
Goldman Sachs Capital Trust I
  6.345%, 2/15/34                                       1,450         1,367,496
Goldman Sachs Group, Inc.
  6.65%, 5/15/09                                          800           871,822
Household Finance Corp.
  5.75%, 1/30/07                                          800           845,295
  6.50%, 1/24/06                                          425           450,489
iStar Financial, Inc.
  6.00%, 12/15/10                                         800           782,542
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         850           986,094
Markel Capital Trust I Series B
  8.71%, 1/01/46                                          800           796,000
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                        1,000         1,064,670
                                                                 --------------
                                                                     17,029,918
                                                                 --------------
Food/Beverage-0.2%
DIMON, Inc. Series B
  9.625%, 10/15/11                                        800           824,000
Kellogg Co. Series B
  6.60%, 4/01/11                                          700           769,133


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 17

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Kraft Foods, Inc.
  5.25%, 10/01/13                                      $1,200    $    1,163,355
Swift & Co.
  10.125%, 10/01/09                                       800           860,000
                                                                 --------------
                                                                      3,616,488
                                                                 --------------
Hotel/Lodging-0.1%
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                         800           772,000
                                                                 --------------
Healthcare-0.2%
HCA, Inc.
  6.25%, 2/15/13*                                       1,600         1,554,445
UnitedHealth Group, Inc.
  4.875%, 4/01/13                                       1,250         1,218,424
                                                                 --------------
                                                                      2,772,869
                                                                 --------------
Industrial-0.7%
Continental Cablevision, Inc.
  9.00%, 9/01/08                                        1,700         1,988,449
Ford Motor Credit Co.
  7.875%, 6/15/10                                         400           432,890
General Motors Acceptance Corp.
  6.125%, 8/28/07                                       3,500         3,647,605
  8.00%, 11/01/31                                          67            67,928
General Motors Corp.
  7.20%, 1/15/11                                          750           780,062
TriMas Corp.
  9.875%, 6/15/12                                         800           864,000
Tyco International Group, SA
  6.375%, 2/15/06                                         220           231,589
  6.375%, 10/15/11                                        800           842,225
Waste Management, Inc.
  6.375%, 11/15/12                                      1,500         1,584,070
                                                                 --------------
                                                                     10,438,818
                                                                 --------------
Metals / Mining-0.0%
International Steel Group, Inc.
  6.50%, 4/15/14(b)                                       795           745,313
                                                                 --------------
Municipal Obligation-0.1%
Dallas-Fort Worth Texas International
  7.07%, 11/01/24                                       2,000         2,151,240
                                                                 --------------
Non-Air Transportation-0.2%
Bombardier Capital, Inc.
  7.50%, 10/17/05(b)                                    1,500         1,577,547
Union Pacific Corp.
  6.625%, 2/01/29                                       1,700         1,743,826
                                                                 --------------
                                                                      3,321,373
                                                                 --------------


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Paper/Packaging-0.3%
Abitibi-Consolidated Inc. (Canada)
  8.30%, 8/01/05                                       $  750    $      779,060
Domtar, Inc. (Canada)
  7.875%, 10/15/11                                        750           860,896
MeadWestvaco Corp.
  6.85%, 4/01/12                                        1,000         1,071,626
Owens-Brockway Glass
  8.875%, 2/15/09                                         850           896,750
Tembec Industries, Inc. (Canada)
  8.50%, 2/01/11                                          800           804,000
                                                                 --------------
                                                                      4,412,332
                                                                 --------------
Petroleum Products-0.2%
Amerada Hess Corp.
  7.30%, 8/15/31                                        1,650         1,670,300
Canadian Natural Resources, Ltd.
  6.70%, 7/15/11                                          700           763,479
                                                                 --------------
                                                                      2,433,779
                                                                 --------------
Public Utilities - Electric & Gas-0.9%
American Electric Power Co., Inc. Series C
  5.375%, 3/15/10*                                      1,200         1,227,097
Calpine Corp.
  8.50%, 7/15/10(b)                                       800           672,000
CenterPoint Energy Resources Corp. Series B
  7.875%, 4/01/13                                       1,300         1,450,847
Dominion Resources Capital Trust III
  8.40%, 1/15/31                                          800           926,389
Dominion Resources, Inc.
  8.125%, 6/15/10*                                        850           984,225
DPL, Inc.
  8.25%, 3/01/07                                        1,000         1,057,500
Elwood Energy LLC
  8.159%, 7/05/26                                         915           924,594
FPL Energy Virginia Funding Corp.
  7.52%, 6/30/19(b)                                       558           601,802
Nevada Power Co.
  8.25%, 6/01/11                                          800           854,000
Nisource Finance Corp.
  7.875%, 11/15/10                                      1,000         1,147,962
Progress Energy, Inc.
  7.10%, 3/01/11                                        1,600         1,756,606
Xcel Energy, Inc.
  7.00%, 12/01/10                                         775           858,471
Yorkshire Power
  8.25%, 2/15/05(b)                                       850           895,454
                                                                 --------------
                                                                     13,356,947
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 19

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Public Utilities - Telephone-0.2%
Qwest Capital Funding, Inc.
  7.75%, 8/15/06                                      $   255    $      251,175
Telecom Italia Capital (Luxembourg)
  4.00%, 11/15/08(b)                                    1,000           982,587
Telefonos de Mexico SA de CV (Mexico)
  8.25%, 1/26/06                                        1,750         1,881,250
                                                                 --------------
                                                                      3,115,012
                                                                 --------------
Publishing-0.0%
Dex Media West LLC
  9.875%, 8/15/13(b)                                      200           221,250
                                                                 --------------
Retail-0.1%
J.C. Penney & Co., Inc.
  7.60%, 4/01/07                                          400           437,000
TM Group Holdings Plc (United Kingdom)
  11.00%, 5/15/08                                         306           313,650
                                                                 --------------
                                                                        750,650
                                                                 --------------
Supermarket/Drug-0.3%
Delhaize America, Inc.
  8.125%, 4/15/11                                       2,000         2,185,292
Kroger Co.
  5.50%, 2/01/13                                        1,200         1,196,227
Pathmark Stores, Inc.
  8.75%, 2/01/12*                                         800           792,000
                                                                 --------------
                                                                      4,173,519
                                                                 --------------
Technology-0.1%
ON Semiconductor Corp.
  12.00%, 3/15/10                                         650           763,750
                                                                 --------------
Total Corporate Debt Obligations
  (cost $135,381,007)                                               141,667,253
                                                                 --------------
Sovereign-0.4%
Korea Development Bank
  5.75%, 9/10/13                                          800           810,496
Republic of South Africa
  7.375%, 4/25/12                                       3,000         3,236,250
United Mexican States
  6.375%, 1/16/13                                       2,300         2,305,750
                                                                 --------------
  (cost $6,061,945)                                                   6,352,496
                                                                 --------------
Yankee Bonds-0.1%
Imperial Tobacco Overseas BV (Netherlands)
  7.125%, 4/01/09
  (cost $1,174,850)                                     1,000         1,091,174
                                                                 --------------
Total Debt Obligations
  (cost $393,722,876)                                               403,928,955
                                                                 --------------


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Preferred Stocks-0.6%
Banking-0.4%
Abbey National Capital Trust I (United Kingdom)
  8.963%, 6/30/30                                         875    $    1,091,542
Deutsche Bank Capital Funding Trust I
  7.872%, 6/30/09(b)                                    1,000         1,137,107
Fuji JGB Investment
  9.87%, 6/30/08(b)                                     2,000         2,271,734
UBS Preferred Funding Trust II
  7.247%, 6/26/11                                       1,000         1,117,801
                                                                 --------------
                                                                      5,618,184
                                                                 --------------
Communications-0.1%
Centaur Funding Corp. (Cayman Islands)
  9.08%, 4/21/20(b)                                       800           969,728
                                                                 --------------
Financial-0.0%
Sovereign Real Estate Investor Trust
  12.00%, 5/16/20(b)                                      500           721,250
                                                                 --------------
Insurance-0.1%
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(b)                                    1,600         1,576,915
                                                                 --------------
Total Preferred Stocks
  (cost $8,513,301)                                                   8,886,077
                                                                 --------------
SHORT-TERM INVESTMENT-4.4%
Time Deposit-4.4%
State Street Euro Dollar
  0.50%, 6/01/04
  (cost $67,227,000)                                  $67,227        67,227,000
                                                                 --------------
Total Investments Before Security
  Lending Collateral-100.9%
  (cost $1,364,427,540)                                           1,546,266,684
                                                                 --------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED**-27.4%
Short-Term Investment
Bradford
  1.11%, 6/14/04                                       18,250        18,199,919
CC USA Prime
  1.06%, 6/14/04-7/04/04                               50,000        49,998,750
CMSERA
  1.11%, 7/12/04                                       50,136        50,021,606
Concord
  1.05%, 6/17/04                                       10,000         9,993,292
Deutsche Bank
  1.209%, 10/25/04                                     15,000        15,000,000
Federal Home Loan Bank
  1.27%-1.44%, 3/08/05-4/26/05                         35,000        35,000,000


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 21

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  1.14%, 8/10/04                                      $25,000    $   25,000,000
Fleet
  1.09%, 7/01/04                                        8,900         9,220,242
General Electric
  1.23%-1.346%, 11/22/04-1/28/05                        7,500         7,815,112
Goldman Sachs
  1.17%, 10/20/04                                      25,000        25,000,000
Gothum Funding
  1.06-1.10%, 6/02/04-6/16/04                          45,108        45,077,865
Morgan Stanley
  1.10%, 6/08/04                                       20,000        20,000,000
NCNB Texas National
  1.17%, 6/01/04                                        5,015         5,438,107
Sigma Finance
  1.05%-1.22%, 6/10/04-12/03/04                        77,500        77,532,890
Wells Fargo
  1.204%, 7/15/04                                       4,041         4,267,619
                                                                 --------------
                                                                    397,565,402
                                                                 --------------
UBS Private Money Market Fund, LLC
  1.02%                                            21,961,033        21,961,033
                                                                 --------------
Total Investment of Cash Collateral
  for Securities Loaned**
  (cost $419,526,435)                                               419,526,435
                                                                 --------------
Total Investments-128.3%
  (cost $1,783,953,975)                                           1,966,393,119
Other assets less liabilities-(28.3%)                              (433,475,881)
                                                                 --------------
Net Assets-100%                                                  $1,532,917,238
                                                                 ==============


*  Represents entire or partial securities out on loan.

**  See Note E for securities lending information.

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities maybe resold in transactions exempt from registration, normally to quailified institutional buyers. At May 31, 2004, the aggregate market value of these securities amounted to $26,698,469 or 1.7% of net assets.

Glossary:

ADR - American Depositary Receipt.

See notes to financial statements.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BALANCED SHARES

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------


STATEMENT OF ASSETS & LIABILITIES
May 31, 2004 (unaudited)


ASSETS
Investments in securities, at value
  (cost $1,783,953,975--including investment of cash
  collateral for securities loaned of $419,526,435)           $1,966,393,119(a)
Cash                                                                  43,166
Dividends and interest receivable                                  6,789,811
Receivable for investment securities sold                          3,067,309
Receivable for capital stock sold                                  1,552,648
                                                              --------------
Total assets                                                   1,977,846,053
                                                              --------------
LIABILITIES
Payable for collateral received on securities loaned             419,526,435
Payable for investment securities purchased                       22,378,601
Payable for capital stock redeemed                                 1,171,589
Distribution fee payable                                             788,317
Advisory fee payable                                                 566,158
Accrued expenses                                                     497,715
                                                              --------------
Total liabilities                                                444,928,815
                                                              --------------
Net Assets                                                    $1,532,917,238
                                                              ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $      984,809
Additional paid-in capital                                     1,416,917,347
Undistributed net investment income                                  314,241
Accumulated net realized loss on investment transactions         (67,724,771)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities            182,425,612
                                                              --------------
                                                              $1,532,917,238
                                                              ==============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($682,898,805 / 42,857,102 shares of capital stock
  issued and outstanding)                                             $15.93
Sales charge--4.25% of public offering price                             .71
                                                                      ------
Maximum offering price                                                $16.64
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($571,128,733 / 37,644,005 shares of capital stock
  issued and outstanding)                                             $15.17
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($168,063,362 / 11,035,578 shares of capital stock
  issued and outstanding)                                             $15.23
                                                                      ======
Class R Shares
Net asset value and offering price per share
  ($144,851 / 9,094 shares of capital stock
  issued and outstanding)                                             $15.93
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($110,681,487 / 6,935,071 shares of capital stock
  issued and outstanding)                                             $15.96
                                                                      ======


(a)  Includes securities on loan with a value of $405,529,415 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 23

                                                        Statement of Operations
-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2004 (unaudited)


INVESTMENT INCOME
Interest                                          $ 10,805,515
Dividends (net of foreign taxes withheld
  of $44,635)                                        9,658,498     $ 20,464,013
                                                  ------------
EXPENSES
Advisory fee                                         3,630,480
Distribution fee--Class A                              959,039
Distribution fee--Class B                            2,851,317
Distribution fee--Class C                              845,043
Distribution fee--Class R                                   73
Transfer agency                                      1,399,838
Custodian                                              172,404
Printing                                                92,588
Registration                                            68,816
Audit and legal                                         56,428
Administrative                                          54,000
Directors' fees                                         10,000
Miscellaneous                                           16,380
                                                  ------------
Total expenses                                      10,156,406
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                        (346,434)
Less: expense offset arrangement
  (see Note B)                                             (54)
                                                  ------------
Net expenses                                                          9,809,918
                                                                   ------------
Net investment income                                                10,654,095
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on investment
  transactions                                                       27,562,923
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        43,829,486
  Foreign currency denominated assets
    and liabilities                                                      (3,271)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              71,389,138
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 82,043,233
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BALANCED SHARES

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                  Six Months     August 1, 2003
                                     Ended             to         Year Ended
                                 May 31, 2004     November 30,      July 31,
                                  (unaudited)         2003*           2003
                                 ==============  ==============  ==============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income            $   10,654,095  $    6,820,791  $   18,286,747
Net realized gain (loss) on
  investment transactions            27,562,923      17,799,322     (60,005,693)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated assets
  and liabilities                    43,826,215      35,201,008     165,980,918
                                 --------------  --------------  --------------
Net increase in net assets
  from operations                    82,043,233      59,821,121     124,261,972

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM
Net investment income
  Class A                            (4,858,649)     (3,031,983)     (9,118,870)
  Class B                            (2,382,726)     (2,196,088)     (7,018,785)
  Class C                              (705,897)       (673,535)     (2,242,635)
  Class R                                   (70)             -0-             -0-
  Advisor Class                      (1,003,926)       (648,049)     (2,372,287)
Tax return of capital
  Class A                                    -0-             -0-     (1,009,016)
  Class B                                    -0-             -0-       (776,639)
  Class C                                    -0-             -0-       (248,151)
  Class R                                    -0-             -0-             -0-
  Advisor Class                              -0-             -0-       (262,497)

CAPITAL STOCK TRANSACTIONS
Net increase                         67,695,712      69,101,285     165,685,849
                                 --------------  --------------  --------------
Total increase                      140,787,677     122,372,751     266,898,941

NET ASSETS
Beginning of period               1,392,129,561   1,269,756,810   1,002,857,869
                                 --------------  --------------  --------------
End of period (including
  undistributed/(distributions
  in excess) of net investment
  income of $314,241,
  ($1,388,586), and
  ($1,707,623), respectively)    $1,532,917,238  $1,392,129,561  $1,269,756,810
                                 ==============  ==============  ==============


*  The Fund changed its fiscal year end from July 31 to November 30.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 25

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
May 31, 2004 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 27

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

7. Change of Fiscal Year End

The Fund changed its fiscal year end from July 31 to November 30. Accordingly, the statement of changes in net assets and financial highlights include the period from August 1, 2003 to November 30, 2003.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million, of the average daily net assets of the Fund. Through May 31, 2004 such waiver amounted to $255,443. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $54,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $780,491 for the six months ended May 31, 2004. During the period, AGIS agreed to waive a portion of its fees for such services. Such waiver amounted to $90,991.

For the six months ended May 31, 2004, the Fund's expenses were reduced by $54 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $57,281 from the sale of Class A shares and received $18,447, $441,591, and $19,130, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2004.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2004 amounted to $560,490, of which $14,901 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares, .50 of 1% of the Fund's average daily net assets attributable


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 29

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


to the Class R shares, and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,379,124 and $2,000,196, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 280,533,235    $ 255,636,212
U.S. government securities                         453,642,520      421,668,591


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $ 202,328,478
Gross unrealized depreciation                                       (19,889,334)
                                                                  -------------
Net unrealized appreciation                                       $ 182,439,144
                                                                  =============

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 31

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of May 31, 2004, the Fund had loaned securities with a value of $405,529,415 and received cash collateral which was invested in short-term securities valued at $419,526,435 as included in the accompanying portfolio of investments. For the six months ended May 31, 2004, the Fund earned fee income of $154,865 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 15,000,000,000 shares of $.01 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Advisor Class and Class R shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                     Shares
                                  ---------------------------------------------
                                   Six Months       August 1,
                                      Ended          2003 to       Year Ended
                                  May 31, 2004     November 30,      July 31,
                                   (unaudited)        2003(a)          2003
                                  -------------   -------------   -------------
Class A
Shares sold                           8,848,304       6,378,980      15,573,624
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions        276,564         183,759         656,841
-------------------------------------------------------------------------------
Shares converted from Class B           466,360         234,989         635,696
-------------------------------------------------------------------------------
Shares redeemed                      (5,566,321)     (4,107,803)     (9,689,505)
-------------------------------------------------------------------------------
Net increase                          4,024,907       2,689,925       7,176,656
===============================================================================

(a)  The Fund changed its fiscal year end from July 31 to November 30.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


                                                     Shares
                                  ---------------------------------------------
                                   Six Months       August 1,
                                      Ended          2003 to       Year Ended
                                  May 31, 2004     November 30,      July 31,
                                   (unaudited)        2003(a)          2003
                                  -------------   -------------   -------------
Class B
Shares sold                           4,665,270       4,525,502      12,919,357
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions        128,582         125,242         485,794
-------------------------------------------------------------------------------
Shares converted to Class A            (487,825)       (246,460)       (665,956)
-------------------------------------------------------------------------------
Shares redeemed                      (3,761,645)     (2,517,758)     (7,962,965)
-------------------------------------------------------------------------------
Net increase                            544,382       1,886,526       4,776,230
===============================================================================

Class C
Shares sold                           1,421,362       1,481,488       3,475,971
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions         32,680          33,342         133,310
-------------------------------------------------------------------------------
Shares redeemed                      (1,631,748)     (1,089,721)     (3,175,658)
-------------------------------------------------------------------------------
Net increase (decrease)                (177,706)        425,109         433,623
===============================================================================

Advisor Class
Shares sold                             520,300         343,873       1,523,370
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions         61,059          41,719         190,466
-------------------------------------------------------------------------------
Shares redeemed                        (734,894)       (547,517)     (2,072,068)
-------------------------------------------------------------------------------
Net increase (decrease)                (153,535)       (161,925)        358,232
===============================================================================


                                    Six Months      November 3,
                                      Ended           2003(b)
                                   May 31, 2004   to November 30,
                                   (unaudited)         2003
                                  -------------   -------------
Class R
Shares sold                               8,431             663
---------------------------------------------------------------
Net increase                              8,431             663
===============================================================



                                                     Amount
                                  ---------------------------------------------
                                   Six Months       August 1,
                                     Ended           2003 to      Year Ended
                                  May 31, 2004     November 30,     July 31,
                                   (unaudited)        2003(a)         2003
                                  -------------   -------------   -------------
Class A
Shares sold                       $ 141,688,344   $  94,053,732   $ 213,741,476
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends and distributions      4,391,251       2,722,192       8,851,198
-------------------------------------------------------------------------------
Shares converted from Class B         7,495,132       3,490,046       8,572,412
-------------------------------------------------------------------------------
Shares redeemed                     (89,502,827)    (60,992,465)   (130,876,465)
-------------------------------------------------------------------------------
Net increase                      $  64,071,900   $  39,273,505   $ 100,288,621
===============================================================================


(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b)  Commencement of distribution.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 33

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


                                                     Amount
                                  ---------------------------------------------
                                   Six Months       August 1,
                                     Ended           2003 to      Year Ended
                                  May 31, 2004     November 30,     July 31,
                                   (unaudited)        2003(a)         2003
                                  -------------   -------------   -------------
Class B
Shares sold                       $  71,386,831   $  63,744,936   $ 167,269,278
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions         1,945,901       1,771,796       6,245,526
-------------------------------------------------------------------------------
Shares converted to Class A          (7,495,132)     (3,490,046)     (8,572,412)
-------------------------------------------------------------------------------
Shares redeemed                     (57,365,337)    (35,651,747)   (101,386,653)
-------------------------------------------------------------------------------
Net increase                      $   8,472,263   $  26,374,939   $  63,555,738
===============================================================================

Class C
Shares sold                       $  21,824,110   $  20,948,666   $  45,360,422
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           496,455         473,113       1,718,628
-------------------------------------------------------------------------------
Shares redeemed                     (24,934,266)    (15,521,151)    (40,635,603)
-------------------------------------------------------------------------------
Net increase (decrease)           $  (2,613,701)  $   5,900,628   $   6,443,447
===============================================================================

Advisor Class
Shares sold                       $   8,374,571   $   5,087,998   $  20,590,293
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           970,163         619,112       2,558,987
-------------------------------------------------------------------------------
Shares redeemed                     (11,715,106)     (8,164,897)    (27,751,238)
-------------------------------------------------------------------------------
Net increase (decrease)           $  (2,370,372)  $  (2,457,787)  $  (4,601,958)
===============================================================================

                                   Six Months       November 3,
                                      Ended           2003(b)
                                  May 31, 2004   to November 30,
                                   (unaudited)         2003
                                  -------------   -------------
Class R
Shares sold                       $     135,622   $      10,000
---------------------------------------------------------------
Net increase                      $     135,622   $      10,000
===============================================================

(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b)  Commencement of distribution.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended May 31, 2004.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended November 30, 2003, and the fiscal years ended July 31, 2003 and July 31, 2002 were as follows:

                              November 30,      July 31,        July 31,
                                  2003            2003            2002
                             ==============  ==============  ==============
Distributions paid from:
  Ordinary income            $    6,549,655  $   20,752,577  $   17,187,499
  Long term capital gains                -0-             -0-     18,990,023
                             --------------  --------------  --------------
Total taxable distributions       6,549,655      20,752,577      36,177,522
  Tax return of capital                  -0-      2,296,303              -0-
                             --------------  --------------  --------------
Total distributions paid     $    6,549,655  $   23,048,880  $   36,177,522
                             ==============  ==============  ==============


As of November 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses and other losses                  $  (92,157,566)(a)
Undistributed ordinary income                                       722,794
Unrealized appreciation/(depreciation)                          133,375,500(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   41,940,728
                                                             ==============

(a) On November 30, 2003, the Fund had net capital loss carryforward of $92,157,566 of which $83,821,002 expires in 2010 and $8,336,564 expires in the year 2011.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for premium and market discount.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 35

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE J

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


The special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Fund ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund, Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 37

                                                           Financial Highlights
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                Class A
                         -----------------------------------------------------------------------------------------
                         Six Months    August 1,
                            Ended        2003 to                        Year Ended July 31,
                        May 31, 2004   November    ---------------------------------------------------------------
                         (unaudited)  30, 2003(a)      2003       2002(b)       2001         2000         1999
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $15.13      $14.54       $13.26       $15.96       $15.53       $15.63       $15.97

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)        .14(d)      .09          .28          .35          .39          .40          .36
Net realized and
  unrealized gain (loss)
  on investment
  transactions                  .78         .58         1.32        (2.35)        1.16          .49         1.29
Net increase (decrease)
  in net asset value from
  operations                    .92         .67         1.60        (2.00)        1.55          .89         1.65

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income            (.12)       (.08)        (.29)        (.34)        (.38)        (.35)        (.34)
Distributions from
  net realized gain
  on investment
  transactions                   -0-         -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital            -0-         -0-        (.03)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                (.12)       (.08)        (.32)        (.70)       (1.12)        (.99)       (1.99)
Net asset value,
  end of period              $15.93      $15.13       $14.54       $13.26       $15.96       $15.53       $15.63

TOTAL RETURN
Total investment return
  based on net asset
  value(e)                     6.09%       4.62%       12.29%      (12.91)%      10.42%        6.22%       11.44%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)          $682,899    $587,685     $525,637     $384,212     $282,874     $212,326     $189,953
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              .96%(f)    1.07%(f)     1.12%        1.10%        1.17%        1.12%        1.22%(g)
  Expenses,
    before waivers/
    reimbursements             1.00%(f)    1.07%(f)     1.12%        1.10%        1.17%        1.12%        1.22%
  Net investment
    income                     1.72%(d)(f) 1.84%(f)     2.04%        2.36%        2.46%        2.62%        2.31%
Portfolio turnover rate          47%         29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                           Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                              Class B
                         -----------------------------------------------------------------------------------------
                         Six Months    August 1,
                            Ended        2003 to                        Year Ended July 31,
                        May 31, 2004   November    ---------------------------------------------------------------
                         (unaudited)  30, 2003(a)      2003       2002(b)       2001         2000         1999
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $14.41      $13.87       $12.68       $15.31       $14.96       $15.11       $15.54

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)        .08(d)      .05          .17          .23          .26          .27          .23
Net realized and
  unrealized gain (loss)
  on investment
  transactions                  .74         .55         1.26        (2.25)        1.12          .48         1.25
Net increase (decrease)
  in net asset value from
  operations                    .82         .60         1.43        (2.02)        1.38          .75         1.48

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income            (.06)       (.06)        (.22)        (.25)        (.29)        (.26)        (.26)
Distributions from
  net realized gain
  on investment
  transactions                   -0-         -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital            -0-         -0-        (.02)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                (.06)       (.06)        (.24)        (.61)       (1.03)        (.90)       (1.91)
Net asset value,
  end of period              $15.17      $14.41       $13.87       $12.68       $15.31       $14.96       $15.11

TOTAL RETURN
Total investment return
  based on net asset
  value(e)                     5.72%       4.33%       11.44%      (13.53)%       9.63%        5.46%       10.56%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)          $571,129    $534,752     $488,365     $385,868     $277,138     $155,060     $136,384
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.70%(f)    1.81%(f)     1.86%        1.84%        1.93%        1.86%        1.97%(g)
  Expenses,
    before waivers/
    reimbursements             1.74%(f)    1.81%(f)     1.86%        1.84%        1.93%        1.86%        1.97%
  Net investment
    income                     1.03%(d)(f) 1.14%(f)     1.30%        1.61%        1.70%        1.88%        1.56%
Portfolio turnover rate          47%         29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 39

                                                           Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                Class C
                         -----------------------------------------------------------------------------------------
                         Six Months    August 1,
                            Ended        2003 to                        Year Ended July 31,
                        May 31, 2004   November    ---------------------------------------------------------------
                         (unaudited)  30, 2003(a)      2003       2002(b)       2001         2000         1999
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $14.47      $13.92       $12.72       $15.36       $15.01       $15.15       $15.57

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)        .08(d)      .05          .17          .23          .26          .28          .24
Net realized and
  unrealized gain (loss)
  on investment
  transactions                  .74         .56         1.27        (2.26)        1.12          .48         1.25
Net increase (decrease)
  in net asset value from
  operations                    .82         .61         1.44        (2.03)        1.38          .76         1.49

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income            (.06)       (.06)        (.22)        (.25)        (.29)        (.26)        (.26)
Distributions from
  net realized gain
  on investment
  transactions                   -0-         -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital            -0-         -0-        (.02)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                (.06)       (.06)        (.24)        (.61)       (1.03)        (.90)       (1.91)
Net asset value,
  end of period              $15.23      $14.47       $13.92       $12.72       $15.36       $15.01       $15.15

TOTAL RETURN
Total investment return
  based on net asset
  value(e)                     5.70%       4.39%       11.49%      (13.55)%       9.59%        5.52%       10.60%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)          $168,063    $162,243     $150,188     $131,761     $109,592      $65,214      $63,517
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.70%(f)    1.80%(f)     1.85%        1.84%        1.93%        1.86%        1.96%(g)
  Expenses,
    before waivers/
    reimbursements             1.74%(f)    1.80%(f)     1.85%        1.84%        1.93%        1.86%        1.96%
  Net investment
    income                     1.04%(d)(f) 1.15%(f)     1.32%        1.61%        1.71%        1.88%        1.57%
Portfolio turnover rate          47%         29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                           Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                        Class R
                                              -----------------------------
                                               Six Months      November 3,
                                                  Ended        2003(h) to
                                              May 31, 2004      November
                                               (unaudited)     30, 2003(a)
                                              -------------   -------------
Net asset value, beginning of period             $15.13           $15.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                            .13(d)           .02
Net realized and unrealized gain on
  investment transactions                           .78              .02
Net increase in net asset value from
  operations                                        .91              .04

LESS: DIVIDENDS
Dividends from net investment income               (.11)              -0-
Net asset value, end of period                   $15.93           $15.13

TOTAL RETURN
Total investment return based on net asset
  value(e)                                         5.99%             .27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $145              $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          1.18%(f)         1.34%(f)
  Expenses, before waivers/reimbursements          1.22%(f)         1.34%(f)
  Net investment income                            1.63%(d)(f)      1.70%(f)
Portfolio turnover rate                              47%              29%



See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 41

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                              Advisor Class
                         -----------------------------------------------------------------------------------------
                         Six Months    August 1,
                            Ended        2003 to                        Year Ended July 31,
                        May 31, 2004   November    ---------------------------------------------------------------
                         (unaudited)  30, 2003(a)      2003       2002(b)       2001         2000         1999
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $15.16      $14.56       $13.28       $15.98       $15.54       $15.64       $15.98

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)        .16(d)      .10          .32          .37          .44          .43          .39
Net realized and
  unrealized gain (loss)
  on investment
  transactions                  .78         .59         1.32        (2.34)        1.16          .50         1.29
Net increase (decrease)
  in net asset value from
  operations                    .94         .69         1.64        (1.97)        1.60          .93         1.68

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income            (.14)       (.09)        (.32)        (.37)        (.42)        (.39)        (.37)
Distributions from
  net realized gain
  on investment
  transactions                   -0-         -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Total return of capital          -0-         -0-        (.04)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                (.14)       (.09)        (.36)        (.73)       (1.16)       (1.03)       (2.02)
Net asset value,
  end of period              $15.96      $15.16       $14.56       $13.28       $15.98       $15.54       $15.64

TOTAL RETURN
Total investment return
  based on net asset
  value(e)                     6.22%       4.75%       12.57%      (12.67)%      10.75%        6.48%       11.71%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of period
  (000's omitted)          $110,681    $107,440     $105,567     $101,017       $5,446       $2,943       $2,627
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              .67%(f)     .78%(f)      .83%         .85%         .91%         .86%         .97%(g)
  Expenses,
    before waivers/
    reimbursements              .71%(f)     .78%(f)      .83%         .85%         .91%         .86%         .97%
  Net investment
    income                     2.00%(d)(f) 2.11%(f)     2.36%        2.79%        2.75%        2.88%        2.56%
Portfolio turnover rate          47%         29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change toClass A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                     Year Ended July 31,
                    ---------------------
                            1999
                    ---------------------
Class A                     1.21%
Class B                     1.96%
Class C                     1.94%
Advisor Class                .96%


(h)  Commencement of distribution.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 43

                                                              Board of Trustees
-------------------------------------------------------------------------------


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Paul C. Rissman(2), Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Susanne M. Lent, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX78278-6003
Toll-Free (800) 221-5672

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee and the Nominating Committee.

(2) Mr. Rissman is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                         Management of the Fund
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                              PORTFOLIOS
                                                                                IN FUND            OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                          COMPLEX        DIRECTORSHIPS
       ADDRESS                              OCCUPATION(S)                      OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                    DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk,                   Investment adviser and an                       113             None
Jr.,#+ 71,                          independent consultant. He was
2 Sound View Drive,                 formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(12)                                investment adviser, with which he
                                    had been associated since prior to
                                    1999. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief
                                    Investment Officer of the New York
                                    Bank for Savings.

Ruth Block,#+ 73,                   Formerly Executive Vice President                94             None
500 S.E. Mizner Blvd.,              and the Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
(18)                                Society of the United States;
                                    Chairman and Chief Executive
                                    Officer of Evlico; a Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large, National
                                    Association of Securities Dealers,
                                    Inc.

David H. Dievler,#+ 74,             Independent consultant. Until                    98             None
P.O. Box 167,                       December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(17)                                Management Corporation ("ACMC")
                                    responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 45

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                              PORTFOLIOS
                                                                                IN FUND            OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                          COMPLEX        DIRECTORSHIPS
       ADDRESS                              OCCUPATION(S)                      OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                    DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+ 62,               Consultant. Formerly President of                96             None
P.O. Box 12,                        Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
(12)                                Senior Advisor from June 1999 -
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989
                                    -May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, Director
                                    and Chairman of the Audit
                                    Committee of ACMC.

Clifford L. Michel,#+ 64,           Senior Counsel to the law firm of                96     Placer Dome,
15 St. Bernard's Road,              Cahill Gordon & Reindel since                              Inc.
Gladstone, NJ 07934                 February 2001 and a partner of
(15)                                that firm for more than twenty-five
                                    years prior thereto. He is President
                                    and Chief Executive Officer of
                                    Wenonah Development Company
                                    (investments) and a Director of
                                    Placer Dome, Inc. (mining).

Donald J. Robinson,#+ 69,           Senior Counsel to the law firm of                95             None
98 Hell's Peak Road,                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
(8)                                 senior partner and a member of
                                    the Executive Committee of that
                                    firm. He was also a member
                                    and Chairman of the Municipal
                                    Securities Rulemaking Board and
                                    a Trustee of the Museum of the
                                    City of New York.

INTERESTED DIRECTOR

Marc O. Mayer,** 46,                Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas,                           Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC ("SCB & Co.")
(Elected on                         and its predecessor since prior to
November 18, 2003)                  1999.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                         Management of the Fund
-------------------------------------------------------------------------------


Officer Information

Certain information concerning the Fund's Officers is set forth below.




       NAME,                          POSITION(S)                         PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                  HELD WITH FUND                        DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       See biography above.

Paul C. Rissman(1), 47              Senior Vice                     Executive Vice President of ACMC,**
                                    President                       with which he has been associated
                                                                    since prior to 1999.

Thomas J. Bardong, 59               Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Frank V. Caruso, 47                 Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

John J. Kelley, 44                  Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Susanne M. Lent, 34                 Vice President                  Senior Vice President of ACMC,** with
                                                                    which she has been associated since
                                                                    prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Chief
                                                                    Compliance Officer of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance
                                    Financial Officer               Global Investor Services, Inc. ("AGIS")**
                                                                    and Vice President of AllianceBernstein
                                                                    Investment Research and Management
                                                                    ("ABIRM"),** with which he has been
                                                                    associated since prior to 1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS,** with which he
                                                                    has been associated since prior to
                                                                    1999.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 47

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


BALSR0504



ITEM 2.       CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 17, 2004 the Fund adopted procedures effective April 1, 2004, by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.   DESCRIPTION OF EXHIBIT
11 (b) (1)    Certification of Principal Executive Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

11 (b) (2)    Certification of Principal Financial Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
            Marc O. Mayer
            President

Date:  July 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
            Marc O. Mayer
            President

Date:  July 30, 2004

By:      /s/Mark D. Gersten
         -------------------------------
            Mark D. Gersten
            Treasurer and Chief Financial Officer

Date:  July 30, 2004